Loss Per Share - Schedule of Basic and Diluted Loss per Share (Detail) - Common shares [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Earnings per share [Line Items]
Net loss attributable to shareholders	$ (58,377)	$ (82,966)	$ (108,790)
Weighted average number of shares outstanding	75,281,838	49,820,451	43,674,746
Basic and diluted loss per share	$ (0.78)	$ (1.67)	$ (2.49)